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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 24, 2000

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)



       Utah                        0-12365                       58-1475517
--------------------------------------------------------------------------------
 (State or other                (Commission                    (IRS Employer
 jurisdiction of                File Number)                 Identification No.)
   formation)


         9191 Towne Center Drive, Suite 420, San Diego, California 92122
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         (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (858) 455-7127




                        MEDICAL DEVICE TECHNOLOGIES, INC.
          (Former name or former address, if changed since last report)

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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.  Changes in Control of Registrant
         --------------------------------
         Not Applicable

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------
         On February 9, 2000, we completed the acquisition of 80% of Ultra Open MRI Holding Corp., a Florida corporation which owns three operations in Tampa, St. Petersburg, and Palm Harbor, Florida. We acquired this 80% interest in exchange for a total of approximately 2,133,334 of our restricted common shares at a price of $.60 per share, with the final number of shares to be computed on the basis of 2.56 times the twelve month trailing EBITDA (EBITDA, is comprised of revenues less all operating expenses, net of depreciation, amortization, taxes and interest) of MRI Services, LC and an affiliate company, the predecessors of Ultra Open MRI Holding Corp., measured as of December 31, 1999, and based upon generally accepted accounting principles (GAAP). We have retained twenty-five percent (25%) of the total number of shares to be issued until the reconciliation of the EBITDA as of December 31, 1999 is complete. The total 2,133,334 restricted common shares may be further increased or decreased, as may be applicable, to reflect the results of the reconciliation of the EBITDA as of December 31, 1999. In addition, we have purchased a non-competition agreement from the former principals of Ultra Open MRI Holding Corp. for 0.32 times the twelve month trailing EBITDA of MRI Services, LC, measured as of December 31, 1999. We gave a series of promissory notes, due in six months, nine months, and twenty-one months, respectively, to these former principals. While the final amount is subject to adjustment by the reconciliation of the EBITDA, we believe that the notes will total approximately $330,000. The former principals of Ultra Open MRI Holding Corp., who have signed non-competition agreements with us, will remain with this company under three year employment contracts and continue to own twenty percent of Ultra Open MRI Holding Corp.

Item 3.  Bankruptcy or Receivership
         --------------------------
         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------
         Not Applicable

Item 5.  Other Events
         ------------
         Not Applicable.

Item 6.  Resignation of Registrant's Directors
         -------------------------------------
         Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------
         Not Applicable

Item 8.  Change of Fiscal Year
         ---------------------
         Not Applicable

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Item 9.  Sales of Equity Securities Pursuant to Regulation S
         ---------------------------------------------------
         Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:/s/ M. Lee Hulsebus
   --------------------------------------------
       M. Lee Hulsebus, Chief Executive Officer

Dated: February 24, 2000

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